EXH10-35

                              DISTRIBUTOR AGREEMENT

THIS AGREEMENT, Entered into as of the 1st day of November, 1995, by and between FiberCore, a corporation organized and existing under the laws of the State of Nevada, and having its principal place of business in Sturbridge, Massachusetts, hereinafter referred to as the "Company" and

                           TechMan International Corp.
                          B-727 TechMan Center Route 20
                             Charlton City, MA 01508
                           TEL: 508-248-3211 FAX: 3113

hereinafter referred to as the "Distributor/Representative".

IN CONSIDERATION of the promises and of the mutual covenants and agreements hereinafter set forth, the parties to this Agreement hereby covenant and agree as follows:

1.       APPOINTMENT AS DISTRIBUTOR

         The Company hereby appoints the Distributor to solicit orders for the purchase of its products enumerated in Section 1 of the attached Exhibit A within the Territory described in Section 2 of the attached Exhibit A, from the class of customers set forth in Section 3 of the attached Exhibit A; and the Representative hereby accepts such appointment upon and subject to the terms and conditions herein contained.

2.       LIMITED AUTHORITY - DISTRIBUTOR/REPRESENTATIVE

         (a) The Distributor/Representative shall solicit orders at such prices and terms as may be established and set forth in quotations offered and released by the Company from time to time.

         (b) The Distributor/Representative shall have no authority to accept orders on behalf of the Company or to commit said Company to the sale or delivery of any products and all solicitations of orders shall be made with the understanding that they are subject to acceptance by the Company.

         (c) The Distributor/Representative shall make only such representations as to quality, capacity, expected life or duration, and similar representations, with respect to the products on which orders may be solicited, only in accordance with the Company's policies and/or sales terms and conditions in effect, or as may be authorized in writing by the Company from time to time.


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3.       ACCEPTANCE OF ORDERS - COMPANY DISCRETION

         (a) The Company reserves the right to approve or disapprove, and to accept or reject any such orders for any reason whatsoever, upon receipt of such orders, and no order shall be effective unless and until it is accepted in writing.

         (b) The disapproval or rejection of any order for any reason whatsoever shall not vest any right in the Distributor/Representative with respect to compensation, and the Distributor/Representative's right to compensation shall be governed by the particular provisions elsewhere in this Agreement.

4.       THE TERMS AND CONDITIONS FOR COMPENSATION

         (a) The Distributor/Representative shall be entitled to a rate of commission designated in Exhibit A, Section 4 which shall be computed on the net selling price, hereinafter deemed, under the terms and conditions hereinafter set forth. Such commissions shall be compensated in full for the services of the Distributor/Representative .

         (b) Subject to paragraphs 1 and 2 and subparagraph (d) herein, the Distributor/Representative shall be entitled to the designated rate of commission on all sales consummated, as a result of the solicitations of orders by the Distributor/Representative on products enumerated in the attached Exhibit A, within the Territory set forth in said Exhibit A, and from the class of customers of which the Distributor/Representative is entitled to solicit, as indicated in said Exhibit A.

         (C) Subject to paragraphs 1 and 2 and subparagraph (d), the Distributor/Representative shall also be entitled to the designated rate of commission on all sales consummated as a result of direct orders received by the Company on products enumerated in the attached Exhibit A, within the Territory set forth in said Exhibit A, from the class of customers of which the Distributor/Representative is entitled to solicit, as indicated in said Exhibit A.

         (d) The Distributor/Representative shall be entitled to the rate of commission designated in exhibit A section 4 for order of erection of a new plant and innovation of already existing plant through a order by the Distributor/Representative or through a direct order within territory and class of customers set forth in exhibit A section 2 &3.

                  The Distributor/Representative shall be entitle to the rate of commission designated in exhibit A section 4 for the orders of Telecommunications equipment supplied by the company or other companies through orders by the Distributor/Representative or through a direct order within the territory and class of customers set forth in exhibit A section 2 & 3.


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         (e)      Should more than one independent Distributor/Representative of the Company be involved in sales or cause a sale to be concluded because of his efforts in territory of another, the company shall have the right to decide on the split of the commission between the Distributor/Representatives involved.

         (f)      All commissions shall be due and payable no later than thirty
                   (30) days after actual receipt of payments by the Company for the products sold.

         (g) For the purpose of this Agreement, the term "net selling price" as used in subparagraph (a) above, is deemed as the gross selling price of the products stated in the attached Exhibit A, reduced by the amounts of discounts, allowances, cancellations, returns, packing charges, shipping charges, taxes, duties, or service charges of any nature whatsoever.

         (h) It is further understood and agreed that competition or other circumstances beyond the control of the Company or of the Distributor/Representative may make it advisable and desirable to reduce the commissions payable to the Distributor/Representatives. In such event, the Company and the Distributor/Representative may, by mutual agreement in writing, reduce the amount of commission payable on any order without affecting the provisions of the Agreement in any other way.

         (i) It is further understood and agreed between the Company and the Distributor/Representative that no commission or other payment, applicable to orders accepted by the Company after the date of termination of this Agreement, Shall be due to the Distributor/Representative. Commissions applicable to orders accepted by the Company prior to the termination of the Agreement shall be paid to the Distributor/Representative after termination of this Agreement. Notwithstanding the above, no payment of commissions shall be made after the effective date of termination if the termination was caused by a breach of this Agreement of the part of the Distributor/Representative, or for just cause; as defined in paragraph l5(c).

5.       BILLING OF PURCHASERS

         All products for which orders are accepted by the Company will be shipped and billed by the Company directly to the purchaser. All payments shall be made directly to the Company. The Distributor/Representative shall have no authority to make collections from purchasers, but shall assist the Company upon its request in the collection of over-due accounts by making available to the Company data regarding such purchasers to which the Distributor/Representative may reasonably have access.


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6.       OTHER OBLIGATIONS OF THE DISTRIBUTOR/REPRESENTATIVE

         The Distributor/Representative shall:

         (a) Use his best efforts to promote the sale of the Company's products within his assigned territory.

         (b) Handle no other products which in the opinion of the Company are competitive with those of the Company without obtaining the prior written consent of the Company, nor place itself in a position of adverse interest or divided loyalty. In the event the Distributor/Representative should take on a line which in the Company's opinion is competitive to its products, without previously obtaining the Company's consent, the Distributor/Representative will discontinue the handling of such competitive line upon receiving due notice from the Company. If the Distributor/Representative fails to discontinue the handling of such competitive line within five
                   (5) days after such notification, or such longer period as may be granted by the Company, he shall thereby forfeit all right and claim to any compensation accrued, and any termination as a result of such conflict of interest shall be considered a termination for just cause. The Company shall be the sole judge as to whether a conflict of interest exists. The Distributor/Representative shall disclose to the Company any new agreement it has entered with another party for the solicitation of orders, or as a factory representative or sales agent, for products similar in design or functional use to that made by the Company.


                   The provisions of this subparagraph shall also apply if the Distributor/Representative or any of his agents or employees secures an interest in excess of one percent (1%) in a company which, in the Company's opinion, constitutes a conflict of interest.

         (c) Furnish the Company, upon request, with all information that said Distributor/Representative may, from time to time acquire relative to the credit rating and financial position of any of the Distributor/Representative's accounts for the Company's products.

         (d) Furnish to the Company upon request, appropriate reports to the sales made pursuant to this Agreement, and any other information relating to the operation of this Agreement, including but not limited to the market conditions for the products of the Company within the Territory governed by this Agreement.

7.       OBLIGATIONS OF THE COMPANY

         The Company shall, from time to time:


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          (a)  Deliver the Distributor/Representative samples of its products in such an amount and of such a character as it may deem fit.

          (b) Designate in writing the selling prices at which its said products may be offered for sale by the Representative.

          (c) Supply the Representative with its current catalogs and regular literature without charge.

8.       EFFECT ON UNWRITTEN AND UNSIGNED AGREEMENTS

         No agreement or other understanding in any way modifying the conditions of this Agreement shall be binding upon the Company or the Distributor/Representative unless made in writing and signed by them or their authorized representatives.

9.       GENERAL RELATIONSHIP

          (a) The Distributor/Representative agrees that in all matters relating to this Agreement he shall be acting as an independent contractor; that neither the Distributor/Representative nor his employees are employees of the Company under the meaning or application of any Federal or State Unemployment Insurance Laws, or Old Age Benefit Law, or other Social Security Laws, or any Workmen's Compensation or Industrial Law, or otherwise; and that the Distributor/Representative agrees to assume all liabilities or obligations imposed by any one or more of such laws, with respect to his employees in the performance of this Agreement.

          (b) The Distributor/Representative shall not have any authority to assume or create any obligation, express or implied, on behalf of the Company, and said Distributor/Representative shall have no authority to represent the Company as agent, employee, or in any capacity other than as hereinbefore set forth. He shall conduct all of his business in his own name and not in the name of the Company.

10.      ASSIGNMENT

         This Agreement constitutes a personal contract which may not be transferred or assigned by the Distributor/Representative without the prior written consent of the Company. This contract shall be binding upon the successors or assignees of the Company.

11.      CONFIDENTIAL INFORMATION

         In addition to compliance by the Distributor/Representative with the obligations imposed by the U.S. Espionage Law, Sabotage Law and other
         U. S . Government  security laws, or Industrial  Security  Regulations:
         (1) The Distributor/Representative agrees to keep in


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         strictestconfidence   all   information   identified   as   secret   or
         confidential, or which, from the circumstances, in good faith and good conscience ought to be treated as confidential, relating to the products, methods of manufacture or trade secrets or secret processes, price lists, customer lists, or other information of the business affairs of the Company which the Distributor/Representative may acquire in connection with or as a result of the performance of this Agreement;
         (2) The Distributor/Representative further agrees that, without prior written consent of the Company, he will neither use, nor publicly communicate, divulge or disclose to unauthorized persons any such information during the period of this Agreement or at any time subsequent thereto; (3) The Distributor/Representative shall return all such confidential information to the Company upon termination of this Agreement.

12.      TERMINATION

         (a) This Agreement shall become effective as of the day and year first above written, and shall be subject to the right of either party to terminate the Agreement at any time by serving upon the other party personally or by registered mail, written notice of such termination at least thirty (3) days in advance of the intended termination date of this Agreement, at which time all provisions of this agreement as to sample, accounting and commission shall be complied with.

         (b) Notwithstanding the above subparagraph, this Agreement may be terminated at once by either party, without the required advance notice, if one of the parties to this Agreement becomes involved in bankruptcy, insolvency's or arrangement proceedings, or if either party has committed a breach of this Agreement.

         (c) This Agreement shall terminate at once without the required advance notice, upon the Distributor/Representatives death. The Company reserves the right to terminate this Agreement at once without the required advance notice, if there is just cause to do so. Just cause shall include acts of the Distributor/Representative that are dishonest, fraudulent, a conflict of interest, or other acts of misconduct of the Distributor/Representative. Termination at once, under subparagraphs (b) and (c) shall be effectuated by serving upon the Distributor/Representative either personally or by registered mail, written notice of the termination to be effective immediately except that no such written notice of termination shall be required in the event of the death of the Distributor/Representative and as of the date of such death, the Agreement shall automatically terminate.

13.      ENTIRE CONTRACT

         The Agreement contains all the terms and conditions agreed upon by the parties and constitutes the only Agreement in force and effect between the parties. Any and all Agreements for solicitation of orders, as amended, modified or supplemented, heretofore entered into between the parties hereto are hereby canceled and terminated. This


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         Agreement  shall  be  construed  in  accordance  with  the  laws of the
         Commonwealth of Massachusetts

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals this day and year first above written.

FIBERCORE, INC.

Charles DeLuca, Vice President

By:______________________________(L.S.)  Date:  November 1, 1995

Attest:____________________________


TECHMAN INTERNATION CORP.

Dr. M. Mahmud Awan, Chairman/CEO

By:______________________________(L.S.)  Date:  November 1, 1995

Attest:____________________________


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                                    EXHIBIT A

                                     to the
                       DISTRIBUTOR AGREEMENT ("AGREEMENT")
                                     between
                                 FIBERCORE, INC.
                                       and

                           TECHMAN INTERNATIONAL CORP.

                      Effective Date: 1st of November, 1995

Section l.        PRODUCTS SUBJECT TO AGREEMENT COMMISSION

                  Optical Fiber & Preform

Section 2.        TERRITORY       SUBJECT      TO      AGREEMENT      -      The
                  Distributor/Representative   shall   solicit   orders  in  the
                  following Territory only:

                  Unrestricted worldwide where FiberCore is not represented.

Section 3.

                  CLASS OF CUSTOMERS - The Distributor/Representative shall solicit orders from the following class of customers only:

                  Telecomm, CATV, LAN, MAN, WAN companies, OEM's, commercial accounts, state and governmental agencies.

Section 4.        RATE OF COMMISSION

                  To be negotiated on case by case


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Section 5. COMPANY  RESERVATION  - The Company  reserves to itself the exclusive right to solicit the following customers directly except customers in the Territory mentioned in Exhibit A, Sec. 2 & 3.

         A.       All Exporters

         B. All businesses in which delivery is to be made outside the United States and its possessions.

         C.       All      Distributors      -     Unless      introduced     by
                  Distributor/Representatives

         D. Any other businesses, groups or organizations not specifically enumerated in Section 3 of this Exhibit A.





FIBERCORE, INC.

Charles DeLuca, Vice President

By:______________________________(L.S.)  Date:  November 1, 1995

Attest:____________________________


TECHMAN INTERNATION CORP.

Dr. M. Mahmud Awan, Chairman/CEO

By:______________________________(L.S.)  Date:  November 1, 1995

Attest:____________________________


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November 1, 1995

Dr. M. Mahmud Awan
Chairman/CEO
Techman International Corporation, Inc.
Techman Center, Route 20
Charlton City, Mass. 01508-0727

Subject:          Compensation in the form of FiberCore Shares
REF:              Our Distributor Agreement of November 1, 1995 (Attached)

Dear Dr. Awan,

This is to advise you that FiberCore, because of existing cash flow constraints, is not in a position to pay cash for the earned commissions in connection with the Distributor Agreement signed earlier today.

We are prepared to issue FiberCore shares to you for the full value of such earned commissions. Please note that because of your status as the sole owner of Techman International Corporation, these shares can be issued to you directly or to your company.

Please indicate your approval of this arrangement by signing below, where indicated. This letter wil be an integral supplement to the Distributor Agreement.

Yours truly,

For FiberCore, Inc.



G. Charles DeLuca
Corporate Secretary

Accepted :___________________________

For Techman International Corporation

Dr. M. Mahmud Awan, Chairman/CEO